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                                                                   Exhibit 99.42

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                 SEPTEMBER 1996

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    9.86983515             Class 2-A1 ....    $    5.02869139
                  ---------------                                ---------------
Class 1-A2 ....   $    8.59779819             Class 2-A2 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....    $    6.38826008
                  ---------------                                ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....    $    1.12381354
                  ---------------                                ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....    $    0.72577995
                  ---------------                                ---------------
Class 1-A6 ....   $    0.73897087             Class 2-M .....    $    0.72577831
                  ---------------                                ---------------
Class 1-A7 ....   $    0.73897131             Class 2-B1 ....    $    0.72578209
                  ---------------                                ---------------
Class 1-PO ....   $   10.91026815             Class 2-B2 ....    $    0.72578242
                  ---------------                                ---------------
Class 1-M .....   $    0.73897110             Class 2-B3 ....    $    0.72577837
                  ---------------                                ---------------
Class 1-B1 ....   $    0.73897055             Class 2-B4 ....    $    0.72577824
                  ---------------                                ---------------
Class 1-B2 ....   $    0.73897100             Class 2-B5 ....    $    0.72576914
                  ---------------                                ---------------
Class 1-B3 ....   $    0.73897231             Class 2-R .....    $    0.00000000
                  ---------------                                ---------------
Class 1-B4 ....   $    0.73896645             Class 2-RL ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B5 ....   $    0.73897763
                  ---------------

     Principal Prepayments included in the above principal

     distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
     Date):

                  ---------------                                ---------------
Class 1-A1 ....   $    8.58041113             Class 2-A1 ....    $    3.76087253
                  ---------------                                ---------------
Class 1-A2 ....   $    7.47455679             Class 2-A2 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....    $    4.77767077
                  ---------------                                ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....    $    0.84048098
                  ---------------                                ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....    $    0.54279845
                  ---------------                                ---------------
Class 1-A6 ....   $    0.64242956             Class 2-M .....    $    0.00000000
                  ---------------                                ---------------
Class 1-A7 ....   $    0.64242995             Class 2-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-PO ....   $    9.48491893             Class 2-B2 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-M .....   $    0.00000000             Class 2-B3 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B3 ....   $    0.00000000             Class 2-R .....    $    0.00000000
                  ---------------                                ---------------
Class 1-B4 ....   $    0.00000000             Class 2-RL ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------

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       ii)  The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

                       Class 1-A1 .........   $    5.89222933        7.25000000%
                                              ---------------   ---------------
                       Class 1-A2 .........   $    5.91148888        7.25000000%
                                              ---------------   ---------------
                       Class 1-A3 .........   $    6.04166696        7.25000000%
                                              ---------------   ---------------
                       Class 1-A4 .........   $    6.04166676        7.25000000%
                                              ---------------   ---------------
                       Class 1-A5 .........   $    6.04166663        7.25000000%
                                              ---------------   ---------------
                       Class 1-A6 .........   $    6.02852364        7.25000000%
                                              ---------------   ---------------
                       Class 1-A7 .........   $    6.02852344        7.25000000%

                                              ---------------   ---------------
                       Class 1-S ..........   $    0.32429973        0.40250000%
                                              ---------------   ---------------
                       Class 1-M ..........   $    6.02852417        7.25000000%
                                              ---------------   ---------------
                       Class 1-B1 .........   $    6.02852348        7.25000000%
                                              ---------------   ---------------
                       Class 1-B2 .........   $    6.02852473        7.25000000%
                                              ---------------   ---------------
                       Class 1-B3 .........   $    6.02852177        7.25000000%
                                              ---------------   ---------------
                       Class 1-B4 .........   $    6.02852074        7.25000000%
                                              ---------------   ---------------
                       Class 1-B5 .........   $    6.02852203        7.25000000%
                                              ---------------   ---------------

                       Class 2-A1 .........   $    5.83019652        7.25000000%
                                              ---------------   ---------------
                       Class 2-A2 .........   $    6.25000000        7.50000000%
                                              ---------------   ---------------
                       Class 2-A3 .........   $    5.72292167        7.00000000%
                                              ---------------   ---------------
                       Class 2-A4 .........   $    4.59277554        7.50000000%
                                              ---------------   ---------------
                       Class 2-A5 .........   $    6.23667090        7.50000000%
                                              ---------------   ---------------
                       Class 2-M ..........   $    6.23667129        7.50000000%
                                              ---------------   ---------------
                       Class 2-B1 .........   $    6.23667004        7.50000000%
                                              ---------------   ---------------
                       Class 2-B2 .........   $    6.23666985        7.50000000%
                                              ---------------   ---------------
                       Class 2-B3 .........   $    6.23667431        7.50000000%
                                              ---------------   ---------------
                       Class 2-B4 .........   $    6.23666759        7.50000000%
                                              ---------------   ---------------
                       Class 2-B5 .........   $    6.23666976        7.50000000%
                                              ---------------   ---------------
                       Class 2-R ..........   $    0.00000000        7.50000000%
                                              ---------------   ---------------
                       Class 2-RL .........   $    0.00000000        7.50000000%
                                              ---------------   ---------------

     iii) Accrual Amount Class 2-A4 ........................    $     84,005.62
                                                                ---------------

     iv)  The amount of servicing                  Pool 1            Pool 2
          compensation received by the        ---------------   ---------------
          Company during the month
          preceding the month of
          distribution: ...................         61,955.13         27,094.83
                                              ---------------   ---------------

(b)  The amounts below are for the

     aggregate of all certificates.

     v)   The Pool Scheduled
          Principal Balances: .............  $ 343,536,668.00  $ 127,771,146.97
                                              ---------------   ---------------
          Number of Mortgage Loans: .......              1185               437
                                              ---------------   ---------------

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     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                                Aggregate            Single
                                           Principal Balance Certificate Balance
                                           ----------------- -------------------
          Class 1-A1 ......................   $ 36,834,672.45            965.40
                                              ---------------   ---------------
          Class 1-A2 ......................   $160,524,669.10            969.86
                                              ---------------   ---------------
          Class 1-A3 ......................   $  5,645,000.00          1,000.00
                                              ---------------   ---------------
          Class 1-A4 ......................   $ 37,000,000.00          1,000.00
                                              ---------------   ---------------
          Class 1-A5 ......................   $ 43,993,000.00          1,000.00
                                              ---------------   ---------------
          Class 1-A6 ......................   $ 25,393,776.76            997.09
                                              ---------------   ---------------
          Class 1-A7 ......................   $ 12,823,518.26            997.09
                                              ---------------   ---------------
          Class 1-S .......................   $283,837,278.15            979.28
                                              ---------------   ---------------
          Class 1-PO ......................   $  2,124,783.52            985.74
                                              ---------------   ---------------
          Class 1-M .......................   $  6,980,816.84            997.09
                                              ---------------   ---------------
          Class 1-B1 ......................   $  4,363,010.39            997.09
                                              ---------------   ---------------
          Class 1-B2 ......................   $  3,490,408.91            997.09
                                              ---------------   ---------------
          Class 1-B3 ......................   $  1,919,724.85            997.09
                                              ---------------   ---------------
          Class 1-B4 ......................   $  1,047,122.38            997.09
                                              ---------------   ---------------
          Class 1-B5 ......................   $  1,396,164.54            997.09
                                              ---------------   ---------------

          Class 2-A1 ......................   $ 58,129,024.79            959.97
                                              ---------------  ----------------

          Class 2-A2 ......................   $  4,759,000.00          1,000.00
                                              ---------------   ---------------
          Class 2-A3 ......................   $ 12,817,095.22            974.68
                                              ---------------   ---------------
          Class 2-A4 ......................   $ 31,566,061.34          1,001.82
                                              ---------------   ---------------
          Class 2-A5 ......................   $ 13,340,757.08            997.14
                                              ---------------   ---------------
          Class 2-M .......................   $  2,603,348.18            997.14
                                              ---------------   ---------------
          Class 2-B1 ......................   $  1,627,092.73            997.14
                                              ---------------   ---------------
          Class 2-B2 ......................   $  1,301,673.59            997.14
                                              ---------------   ---------------
          Class 2-B3 ......................   $    715,921.72            997.14
                                              ---------------   ---------------
          Class 2-B4 ......................   $    390,501.59            997.14
                                              ---------------   ---------------
          Class 2-B5 ......................   $    520,670.73            997.14
                                              ---------------   ---------------
          Class 2-R .......................   $          0.00              0.00
                                              ---------------   ---------------
          Class 2-RL ......................   $          0.00              0.00
                                              ---------------   ---------------

     vii) The following pertains to any real
          estate acquired on behalf of
          Certificateholders:                       Pool 1           Pool 2
                                              ---------------   ---------------

          Book Value                          $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance            $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of Mortgage
          Loans included in the Principal
          Balance set forth above                           0                 0
                                              ---------------   ---------------

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    viii) Aggregate number and aggregate Principal Balances of delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date,

                                                   Loans      Principal Balance
    Pool 1.........................

          (1) *30-59 days                                   8   $  2,046,641.02
                                              ---------------   ---------------
          (2) 60-89 days                                    0   $          0.00
                                              ---------------   ---------------
          (3) 90 days or more                               1   $    234,842.32

                                              ---------------   ---------------
          (4) in foreclosure                                1   $    333,000.00
                                              ---------------   ---------------

    Pool 2.........................

          (1) 30-59 days                                    6   $  1,740,100.27
                                              ---------------   ---------------
          (2) 60-89 days                                    0   $          0.00
                                              ---------------   ---------------
          (3) 90 days or more                               1   $    597,722.96
                                              ---------------   ---------------
          (4) in foreclosure                                0   $          0.00
                                              ---------------   ---------------

     ix)  The aggregate number of replaced Mortgage loans
          and Scheduled Principal Balance:
          Pool 1 ......................                     0   $          0.00
                                              ---------------   ---------------
          Pool 2 ......................                     0   $          0.00
                                              ---------------   ---------------

     x)   The aggregate number of modified Mortgage loans
          and Principal Balance:
          Pool 1 ......................                     0   $          0.00
                                              ---------------   ---------------
          Pool 2 ......................                     0   $          0.00
                                              ---------------   ---------------

      xi)  Certificate Interest Rate of:

           Class 1-S Certificates: .........                           0.402500%
                                                                 ---------------
           Class 2-A4 Certificates: ........                           0.242200%
                                                                 ---------------

                                                     Pool 1            Pool 2
                                              ---------------   ---------------

     xii) Senior Percentage ................     94.40313300%      94.33337500%
                                              ---------------   ---------------
    xiii) Group I Senior
          Percentage .......................     83.26106000%      83.77395700%
                                              ---------------   ---------------
     xiv) Group II Senior
          Percentage .......................     11.14207300%      10.55941800%
                                              ---------------   ---------------
      xv) Senior Prepayment
          Percentage .......................    100.00000000%     100.00000000%
                                              ---------------   ---------------
     xvi) Group I Senior
          Prepayment Percentage ............    100.00000000%     100.00000000%
                                              ---------------   ---------------
    xvii) Group II Senior

          Prepayment Percentage ............      0.00000000%       0.00000000%
                                              ---------------   ---------------
   xviii) Junior Percentage ................      5.59686700%       5.66662500%
                                              ---------------   ---------------
     xix) Junior Prepayment
          Percentage .......................      0.00000000%       0.00000000%
                                              ---------------   ---------------